                                                                       EXHIBIT 1

                       SCHEDULE 13D JOINT FILING AGREEMENT

      The undersigned and each other person executing this joint filing agreement (this "Agreement") agree as follows:

      The undersigned and each other person executing this Agreement are responsible for the timely filing of such Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of the undersigned or any other person executing this Agreement is responsible for the completeness or accuracy of the information statement concerning any other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

      This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which, taken together, shall constitute one and the same instrument.

                                   * * * * * *


                               Page 1 of 3 Pages
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      IN WITNESS WHEREOF, the undersigned have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the date set forth opposite their name.

Date: November 14, 2002

                                         TH LEE PUTNAM VENTURES, L.P.

                                         By:  TH Lee Putnam Fund Advisors, L.P.,
                                              its general partner

                                         By:  TH Lee Putnam Fund Advisors, LLC,
                                              its general partner

                                         By:    /s/ James Brown
                                             -----------------------------------
                                             Name:  James Brown
                                             Title: Managing Director


                                         TH LEE PUTNAM PARALLEL VENTURES, L.P.

                                         By:  TH Lee Putnam Fund Advisors, L.P.,
                                              its general partner

                                         By:  TH Lee Putnam Fund Advisors, LLC,
                                              its general partner

                                         By:    /s/ James Brown
                                             -----------------------------------
                                             Name:  James Brown
                                             Title: Managing Director


                                         TH LEE PUTNAM FUND ADVISORS, L.P.

                                         By:  TH Lee Putnam Fund Advisors, LLC,
                                              its general partner

                                         By:    /s/ James Brown
                                             -----------------------------------
                                             Name:  James Brown
                                             Title: Managing Director


                                         TH LEE PUTNAM FUND ADVISORS, LLC

                                         By:    /s/ James Brown
                                             -----------------------------------
                                             Name:  James Brown
                                             Title: Managing Director


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                                         TH LEE GLOBAL INTERNET MANAGERS, L.P.

                                         By:  TH Lee Global Internet Advisors,
                                              LLC

                                         By:    /s/ James Brown
                                             -----------------------------------
                                             Name:  James Brown
                                             Title: Managing Director


                                         TH LEE GLOBAL INTERNET ADVISORS, LLC

                                         By:    /s/ James Brown
                                             -----------------------------------
                                             Name:  James Brown
                                             Title: Managing Director


                                         THLi COINVESTMENT PARTNERS, LLC

                                         By:  TH Lee Putnam Fund Advisors, L.P.,
                                              its general partner

                                         By:  TH Lee Putnam Fund Advisors, LLC,
                                              its general partner

                                         By:    /s/ James Brown
                                             -----------------------------------
                                             Name:  James Brown
                                             Title: Managing Director


                                         BLUESTAR I, LLC

                                         By:    /s/ Thomas H. Lee
                                             -----------------------------------
                                             Name:  Thomas H. Lee
                                             Title: Managing Member


                               Page 3 of 3 Pages